                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of August 22, 2001, among Universal Display Corporation, a Pennsylvania corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

         WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Securities Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the "Purchase Agreement");

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

         1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

                  "Conversion Shares Registration Statement" means the initial registration statement required to be filed hereunder with respect to the Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants and any additional registration statements related thereto that are contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "CS Required Minimum" means, as of any date, two times the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future upon exercise or conversion in full of all First Shares and Warrants, assuming that (1) any previously unconverted First Shares and unexercised Warrants are held until the fifth anniversary of the Closing Date or, if earlier, until maturity and (2) the Closing Price at all times on and after the date of determination equals 50% of the actual Closing Price on the Trading Day immediately prior to the date of determination.

                  "Filing Date" means (i) with respect to the Conversion Shares Registration Statement required to be filed hereunder, the 30th day following the Closing Date; (ii) with respect to the Note Shares Registration Statement, the 30th day following the date on which the Conversion Shares Registration Statement is declared effective; and
         (iii) with respect to any additional Registration Statements that may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required under such Section.

                  "Holder" means any holder, from time to time, of Registrable Securities.

                  "Note Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future upon conversion in full of all Notes, assuming that (a) any previously unconverted Notes are held until the fifth anniversary of the Closing Date or, if earlier, until maturity and (b) the Closing Price at all times on and after the date of determination equals 50% of the actual Closing Price on the Trading Day immediately prior to the date of determination.

                  "Note Shares Registration Statement" means the initial registration statement required to be filed hereunder with respect to the Common Stock issuable upon conversion of the Notes and any additional registration statements related thereto that are contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means any Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents.

                  "Registration Statement" means the Conversion Shares Registration Statement and/or the Note Shares Registration Statement as the context requires.

                  "Required Effectiveness Date" means, with respect to the Conversion Shares Registration Statement required to be filed hereunder, the 90th day following the Closing Date, and, with respect to any additional Registration Statements that may be required pursuant to Section 3(c), the 60th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

                  "Rule 415," "Rule 424" and "Rule 461" means Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Special Counsel" means one special counsel to the Holders. Unless the Holders notify the Company otherwise, the Special Counsel will be the Purchaser Counsel identified in the Purchase Agreement.

         2. Shelf Registration

            (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities required to be included therein as set forth below for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or another appropriate form in accordance herewith as the Holders may consent) and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" substantially in the form attached hereto as Annex A. The Company shall use its reasonable best efforts to cause the Conversion Shares Registration Statement and the Note Shares Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event, with respect to the Conversion Shares Registration Statement only, prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act (subject to Section 3(m) until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold in any calendar quarter pursuant to Rule 144(k) (the "Effectiveness Period").

            (b) (i) The initial Conversion Shares Registration Statement to be filed hereunder shall cover the sale by the Holders of at least the CS Required Minimum number of shares of Common Stock.

                (ii) The initial Note Shares Registration Statement to be filed hereunder shall cover the sale by the Holders of at least the Note Required Minimum number of shares of Common Stock.

            (c) Each of the following shall constitute a "CS Event" with respect to the Conversion Shares Registration Statement:

                  (i) a Conversion Shares Registration Statement is not filed on or prior to its Filing Date or is filed without the Company affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof;

                  (ii) an amendment to a Conversion Shares Registration Statement is not filed by the Company with the Commission within ten Trading Days after the Commission notifies the Company that such amendment is required in order for such Conversion Shares Registration Statement to be declared effective, or the Company fails to respond as promptly as reasonably possible and in any event within ten Trading Days to any comments received from the Commission with respect to a Conversion Shares Registration Statement or any amendment thereto;

                  (iii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 within five days after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Conversion Shares Registration Statement will not be "reviewed" or is not subject to further review;

                  (iv) after the Effective Date of a Conversion Shares Registration Statement, a Holder is not permitted to sell Registrable Securities registered under such Conversion Shares Registration Statement (or a subsequent Conversion Shares Registration Statement filed in replacement thereof) for any reason, except as otherwise provided in Section 3(m);

                  (v) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three Trading Days (which need not be consecutive Trading Days);

                  (vi) the exercise or conversion rights of the Holders pursuant to the Transaction Documents are suspended for any reason, without the consent of the Holders or as otherwise permitted by the Transaction Documents; or

                  (vii) the Conversion Shares Registration Statement filed hereunder is not declared effective by the Commission on or prior to its Required Effectiveness Date.

Upon the occurrence of any CS Event and on every monthly anniversary thereof until the applicable CS Event is cured, as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price actually paid by such Holder pursuant to the Purchase Agreement for the Preferred Stock for the first month following the date on which such CS Event occurs (the "CS Event Date") and 2% for each month thereafter until such CS Event has been cured. If such CS Event has not been cured either (A) if the CS Event is on account of the provisions of Section 2(c)(i) through 2(c)(vi), within 15 days of the CS Event Date, or (B) if the CS Event is on account of the provisions of Section 2(c)(vii), within 90 days of the CS Event Date then, at any time within thirty days after the later of (1) the expiration of such 15- or 90-day cure period, as the case may be, or (2) the date on which the Holder became aware that it has the right to send a Repurchase Notice (as defined below) the Holder may send a written notice to the Company requiring the Company to repurchase the Preferred Stock held by the Holder for a price equal to the Stated Value of such Preferred Stock (a "Repurchase Notice") as of the date of repurchase, in which event the Company shall repurchase such Preferred Stock on the 5th Trading Day after the giving of such Repurchase Notice. There shall be excluded from the periods set forth in the previous sentences any delays that are attributable solely the failure of the Holders to timely complete their review of the Conversion Shares Registration Statement under Section 3(a). The liquidated damages payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of a CS Event.

            (d) Each of the following shall constitute a "Note Event" with respect to the Note Shares Registration Statement:

                  (i) a Note Shares Registration Statement is not filed on or prior to its Filing Date or is filed without the Company affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof;

                  (ii) an amendment to a Note Shares Registration Statement is not filed by the Company with the Commission within ten Trading Days after the Commission notifies the Company that such amendment is required in order for such Note Shares Registration Statement to be declared effective, or the Company fails to respond as promptly as reasonably possible and in any event within ten Trading Days to any comments received from the Commission with respect to a Note Shares Registration Statement or any amendment thereto;

                  (iii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 within five days after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Note Shares Registration Statement will not be "reviewed" or is not subject to further review;

                  (iv) after the Effective Date of a Note Shares Registration Statement, a Holder is not permitted to sell Registrable Securities registered under such Note Shares Registration Statement (or a subsequent Note Shares Registration Statement filed in replacement thereof) for any reason, except as otherwise provided in Section 3(m) ;

                  (v) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three Trading Days (which need not be consecutive Trading Days); or

                  (vi) the exercise or conversion rights of the Holders pursuant to the Transaction Documents are suspended for any reason, without the consent of the Holders or as otherwise permitted by the Transaction Documents.

Upon the occurrence of any Note Event and on every monthly anniversary thereof until the applicable Note Event is cured, as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price actually paid by such Holder pursuant to the Purchase Agreement for the Notes for the first month following the date on which such Note Event occurs and 2% for each month thereafter until such Note Event has been cured. There shall be excluded from the periods set forth in the previous sentences any delays that are attributable solely the failure of the Holders to timely complete their review of the Note Shares Registration Statement under Section 3(a). The liquidated damages payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of a Note Event.

         3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Not less than three Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not be restricted in any manner from including in a Registration Statement the distribution or resale of (i) any securities by PPG or Motorola, provided that such securities are issued and outstanding on the date hereof, are issued upon exercise or conversion of any securities held by PPG or Motorola on the date hereof, or are issued pursuant to preemptive rights of PPG outstanding on the date hereof and (ii) the distribution or resale of up to 200,000 shares of Common Stock issuable upon exercise of warrants granted to Gerard, Klauer Mattison & Co. Inc. on the Closing Date (and any shares issuable pursuant to the antidilution provisions thereof). The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Trading Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) If, on any date, the number of shares of Common Stock previously registered under all existing Registration Statements is less than 125% of the Actual Minimum on such date, then the Company shall file an additional Registration Statement covering a number of shares of Common Stock at least equal to (i) the Required Minimum on such date, less (ii) the number of shares of Common Stock previously registered under all existing Registration Statements; provided that the Company will not be required at any time to register a number of shares of Common Stock greater than the maximum number of shares of Common Stock that could possibly be issued pursuant to the Transaction Documents.

            (d) Notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible, and ^ confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto);
(iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (f) Furnish to each Holder and their Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (g) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

            (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

            (j) Upon the occurrence of any event described in Section 3(d)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (k) Comply with all applicable rules and regulations of the Commission.

            (l) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement; and each Holder shall furnish any such information to the Company.

            (m) Subject to the last sentence of this Section 3(m), the Company may by written notice require that the Holders immediately cease sales of Registrable Securities (for a period not to exceed five consecutive Trading Days in any one instance and for a period not to exceed twenty Trading Days in any twelve-month period) pursuant to a Registration Statement at any time that (i) the Company becomes engaged in a business activity or negotiation which is not disclosed in a Registration Statement (or the prospectus included therein) which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or (iii) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act (each of (i), (ii) or (iii), a "Material Condition"). The Company shall not be required to disclose to the Holders which of the reasons specified in (i), (ii) or (iii) above is the basis for requiring a suspension of sales due to the occurrence of a Material Condition. The Company will use its reasonable best efforts to ensure that the use of the Registration Statement (and the prospectus included therein) may be resumed as soon as it is practicable. The Company may not suspend sales of Registrable Securities under a Registration Statement pursuant to this Section 3(m) more than four (4) times during any twelve-month period.

         4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders of a majority of the Registrable securities included in such Registration Statement)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders),
(c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and up to an aggregate of $25,000 (the "Fee Cap") for the Special Counsel for the Holders and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. The Holders shall pay the fees and expenses of the Special Counsel retained by them in excess of the Fee Cap.

         5. Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in
Section 3(d)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(f). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in
Section 3(d)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(f). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an

"Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6. Miscellaneous

            (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (c) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

            (d) No Piggyback on Registrations. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders. The Company shall not be restricted in any manner from including in a Registration Statement (i) the distribution or resale of any securities by PPG or Motorola, provided that such securities are issued and outstanding on the date hereof, are issued upon exercise or conversion of any securities held by PPG or Motorola on the date hereof, or are issued pursuant to preemptive rights of PPG outstanding on the date hereof and (ii) the distribution or resale of up to 200,000 shares of Common Stock issuable upon exercise of warrants granted Gerard, Klauer Mattison & Co. Inc. on the Closing Date (and any shares issuable pursuant to the antidilution provisions thereof).

            (e) Compliance. Each Holder covenants and agrees that it will: (i) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement; (ii) sell the Registrable Securities pursuant to the Registration Statement only in transactions that are contemplated by the Plan of Distribution contained in such Registration Statement; and (iii) in connection with sales made pursuant to the Registration Statement, deliver only certificates that represent shares covered by the Registration Statement. The Holder represents and warrants that the requirements set forth in subsections
(i), (ii) and (iii) of this paragraph (e) shall be true and correct with respect to every sale of Registrable Securities made pursuant to the Registration Statement at the time of each such sale.

            (f) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(v), 3(d)(vi), 3(d)(vii) or 3(m), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended

Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

            (g) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered.

            (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) and earlier than 11:59 p.m. (New York City time) on any Trading Day or (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service. The address for such notices and communications shall be as follows:

         If to the Company:  Universal Display Corporation
                             375 Phillips Boulevard
                             Ewing, New Jersey 08618
                             Fax No.: (609) 671-0995
                             Attn: Sidney Rosenblatt

         With a copy to:     Morgan, Lewis & Bockius, LLP
                             1701 Market Street
                             Philadelphia, Pennsylvania 19103
                             Fax No.: (877) 432-9652
                             Attn: Stephen Goodman, Esq.

         If to a Purchaser:  To the address set forth under such Purchaser's name on the signature pages hereof;

         With a copy to:     Morse, Zelnick, Rose & Lander, LLP
                             450 Park Avenue
                             New York, N.Y. 10022
                             Fax No: (212) 838-9190
                             Attn: George Lander, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights and obligations hereunder in the manner and to the extent permitted under the Purchase Agreement.

            (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (k) Governing Law. The corporate laws of the Commonwealth of Pennsylvania shall govern all issues concerning the relative rights of the Company and its shareholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (o) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

            (p) Entire Agreement. This Agreement, together with the Transaction Documents, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                    UNIVERSAL DISPLAY CORP.



                                    By:     /s/ Sidney D. Rosenblatt
                                            ---------------------------------
                                    Name:   Sidney D. Rosenblatt
                                    Title:  Chief Financial Officer



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF PURCHASER TO FOLLOW]

                                    STRONG RIVER INVESTMENTS, INC.


                                    By:     /s/ Kenneth L. Henderson
                                            ------------------------
                                    Name:   Kenneth L. Henderson
                                    Title:  Attorney-in-fact


                                    Address for Notice:
                                    Strong River Investments, Inc.
                                    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                    Vanterpool Plaza, 2nd Floor, Wickhams Cay I
                                    Road Town, Tortola, British Virgin Islands

                                    Facsimile No.: 212-651-9010
                                    Telephone No.: 212-651-9002
                                    Attn:  Danny Golan

                                    With copies to:

                                    Morse, Zelnick, Rose & Lander LLP
                                    450 Park Avenue, Suite 902
                                    New York, New York 10022
                                    Fax No.: 212-838-9190
                                    Attn:  George Lander, Esq.

                                    PINE RIDGE FINANCIAL INC.

                                    By:     /s/ Kenneth L. Henderson
                                            --------------------------------
                                    Name:   Kenneth L. Henderson
                                    Title:  Attorney-in-fact

                                    Address for Notice:
                                    Strong River Investments, Inc.
                                    c/o Icaza, Gonzalez-Ruiz & Aleman (BVI) Ltd.
                                    Vanterpool Plaza, 2nd Floor, Wickhams Cay I
                                    Road Town, Tortola, British Virgin Islands

                                    Facsimile No.: 212-651-9010
                                    Telephone No.: 212-651-9002
                                    Attn:  Danny Golan

                                    With copies to:

                                    Morse, Zelnick, Rose & Lander LLP
                                    450 Park Avenue, Suite 902
                                    New York, New York 10022
                                    Fax No.: 212-838-9190
                                    Attn:  George Lander, Esq.

                                                                         Annex A

                              Plan of Distribution
                              --------------------


         The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o        privately negotiated transactions;

o        to cover short sales effected after the date hereof;

o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o        a combination of any such methods of sale; and

o        any combination of any of the above methods.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         The Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

         The Selling Stockholders will be subject to prospectus delivery requirements of the Securities Act. We have informed the Selling Stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

         The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders, up to $25,000. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.